SASCO 2005-RMS1
Credit Risk Manager Report
September 2005
 Copyright 2005 The Murrayhill Company. All Rights Reserved.
The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon Table of Contents

Executive Summary
Section One

Prepayment Premium Analysis
Section Two

Analytics
Section Three



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One

Executive Summary


Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1
Executive Summary August 2005

Transaction Summary

Closing Date:                                 03/30/2005
Depositor:                  Structured Asset Securities Corporation
Trustee(s):                                 U. S. Bank
Master Servicer:         Aurora Loan Services Master Servicing
Servicer(s): Chase Home Finance, Wells Fargo / ASC, Wells Fargo Bank, N.A.
Delinquency Reporting Method:                    OTS1


Collateral Summary
                               Closing Date                 8/31/2005

      7/31/2005 as a Percentage of Closing Date
Collateral Balance       $414,530,994     $364,430,584   92.95%
Loan Count               2,854            2,562          89.77%




1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


Copyright 2005 The Murrayhill Company. All Rights Reserved.
Collateral Statistics

                                Loan Count Summed Balance
First Payment Defaults               1        $20,800
Early Payment Defaults**             6       $1,025,078

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment


Second Lien Statistics
                                        Loan Count Summed Balance
Total Outstanding Second Liens                371     $14,503,880
30 Days Delinquent                              2      $59,464
60 Days Delinquent                              5      $173,845
90+ Days Delinquent                             4      $179,334

Hurricane Deal Exposure
We have identified 173 loans with a total balance of $18,234,906 in this security that may be affected by Hurricane Katrina or Rita. These loans were identified through FEMA designated counties by zip code. There were 70 loans with a total balance of $7,052,505 located in individual assistance zip codes and 103 loans with a total balance of $11,182,401 located in public assistance zip codes. We will place the delinquent loans that are located in the affected areas on our Watchlist for further monitoring in the upcoming months. Also, because the maximum amount of FEMA flood insurance that is allowed for residential properties is $250,000, we will be adding those loans with property values that exceed that amount to the Watchlist as well. We will continue to monitor these loans for delinquency status and losses that may arise from the damages in the upcoming months and to ensure that each loss is mitigated to the servicers best ability, including ensuring that proper insurance claims are filed.

Prepayments

Remittance Date         Beginning Collateral Balance Total Prepayments
                                                            Percentage of
Prepayment

9/25/2005                 $376,350,148                $11,871,588
3.15
8/25/2005                $385,401,720                $8,754,181
2.27
7/25/2005                $396,288,275                $10,580,772
2.67




Prepayment Premium Analysis

In the 9/25/2005 remittance 52 loans with active prepayment flags were paid off. The servicer remitted premiums for all of these loans totaling $318,667.
Loss Analysis
In the 9/25/2005 distribution there was one loss remitted to the trust of $13,316. Please refer to the High Loan-Level Losses Report in the Loss Analysis section for detail on this loan that was charged off.

Copyright 2005 The Murrayhill Company. All Rights Reserved.




Section Two
Loan-Level Report
 2005 The Murrayhill Company. All Rights Reserved.
Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following: C369FR0
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
Copyright 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-RMS1 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 19319821 ($11,146)
32791794
6/10/2006
34.00%
-21.72%
L
$51,300
$51,134
BPO
7/30/2005
3366FF
Monitor
$57,000
$58,000
90%
88%
11/10/2004
3/10/2005
NE
773
Default Reason: (Unknown)
to monitor the foreclosure proceedings, and report on all actions taken. 10/11/2005 The LIPD has not been advancing, and the servicer foreclosed on the borrower. The Nebraska state foreclosure timeline is four months. Murrayhill will continue
6/13/2005 This loan has been added to the Watchlist because of first payment default. Murrayhill will continue to actively monitor this loan.
1 $24,851 5/1/2006 6.15% 19320639 $403,750
$403,363
BPO
3/22/2005
C99FFF
Active
$475,000
$449,900
85%
90%
12/1/2004
12/1/2004
NV
652
Default Reason: (Unknown)
10/11/2005 Nevada has a state foreclosure timeline of four months. Murrayhill will continue to monitor this loan, and report on all actions taken.
6/13/2005 This loan has been added to the Watchlist because of early payment default. Murrayhill will continue to actively monitor this loan.
1 $37,879 8/19/2006 74.27% 19322346 $51,000
$50,853
BPO
7/22/2005
366FFF
Monitor
$60,000
$27,000
85%
188%
11/19/2004
2/19/2005
OH
554
Default Reason: (Unknown)
10/11/2005 This loan is in foreclosure status in the state of Ohio, which has a state foreclosure timeline of seven months. Since, Ohio has longer than usual foreclosure delays
6/13/2005 This loan has been added to the Watchlist because of first payment default. The borrower made a payment in the 6/25/2005 distribution, and is 60 days we will ask the servicer to pursue other avenues of loss mitigation tactics, such as, deed in lieu.
delinquent. Murrayhill will continue to actively monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-RMS1 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 ($17,612) 1/1/2006 -7.12% 19325638 $247,200
$246,785
BPO
3/20/2005
FFFFFR
Active
$310,000
$310,000
80%
80%
11/1/2004
12/1/2004
NH
756
Default Reason: (Unknown)
9/2/2005
6/13/2005 This loan has been added to the Watchlist because of first payment default. We have submitted this loan as a candidate for repurchase because it was in
REPURCHASE CANDIDATE SENT: 8/4/2005. REPURCHASE STATUS: None. Loan number 19325638 has been in foreclosure since the securitization of the deal. This loan was originated for $247,200 secured by a property in New Hampshire valued at $310,000. On 2/1/2005 a notice of rights letter was sent to the borrower by the servicer, and on 3/11/2005 a pre-foreclosure letter was sent. The property was taken into foreclosure on 3/18/2005, and the securitization date was 3/30/2005. The Representations and Warranties section of the Prospectus Supplement of this security states, "the seller has no reason to believe that any borrower will default under the related mortgage loan (or that foreclosure will be commenced) within six months following the closing date...following discovery of the breach of any representation or warranty that materially and adversely affects the value of the mortgage loan, or receipt of notice of such breach, the applicable transferor of the seller will be obliged to cure such breach or repurchase the affected mortgage loan from the trust." We have submitted this loan as a repurchase candidate because we believe it is in violation of the Representations and Warranties of the deal. DOCUMENTATION: None.
foreclosure before the closing date of the deal, which is in violation of the representations and warranties stating "the seller has no reason to believe that any borrower will default under the related mortgage loan (or that foreclosure will be commenced) within six months following the closing date. Murrayhill will continue to actively monitor this loan.
1 19326644 ($4,475)
32793479
7/1/2006
34.00%
-5.78%
L
$77,400
$77,258
BPO
4/18/2005
36FFFF
Monitor
$86,000
$71,000
90%
109%
12/1/2004
1/1/2005
OK
627
Default Reason: (Unknown)
10/11/2005 This is loan is in foreclosure status in Oklahoma, which has a seven month foreclosure timeline.
6/13/2005 This loan has been added to the Watchlist because of first payment default. Murrayhill will continue to actively monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-RMS1 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2 $0 8/30/2005 0.00% 1100097578 $12,400
$0
BPO
7/25/2005
C36990
Active
$62,000
$62,900
20%
0%
1/1/2005
2/1/2005
PA
607
Default Reason: (Unknown)
10/4/2005 This loan liquidated in the 9/25/2005 distribution, and passed a loss of $13,316, a severity of 107 percent. This is a delinquent second lien that was charged off after guidlines for charging off this loan. four months of delinquent status. The loss is primarily made up of the UPB and interest advances. Despite the $900 value increase, it is within the servicers
MO 2/1/2005 BPO $105,000 20% 96.70% 2 2/1/2006 $20,800 $20,116 369999 1100098074
$20,800 7/6/2005 Monitor $107,900 19% 1/1/2005 638
Default Reason: (Unknown)
10/12/2005 The value increase does not warrant the servicer to start foreclosure proceedings from the second position.
servicer what loss mitigation tactics are being used, and if the servicer would consider offering the borrower a dead-in-lieu instead of foreclosure. 10/11/2005 According to the monthly data file sent to Murrayhill by the servicer, the borrower has not filed bankruptcy and he is not on a payment plan. We have asked the
6/13/2005 This loan has been added to the Watchlist because of first payment default. Murrayhill will continue to actively monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
Section Three
Section Two
Prepayment Premium Analysis
 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-RMS1
Mortgage Data Through: July 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
                          Trustee Remittance Date
Class     25-Sep-05 25-August-05  25-July-05  25-June-05    25-May-05
P Class     $318,667  $209,298    $289,722    $100,041      $133,464

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

                                   Trustee Remittance Date
Servicer 25-Sep-05 25-August-05  25-July-05  25-June-05   25-May-05
TOTAL     $318,667   $209,298    $289,722      $100,041      $133,464


Section 3: Reconciliation of the amounts remitted to the P Classholders by the trustee, and the amount remitted by the servicer to the trustee.

Amount remitted to the P Class:         $318,667
Amount remitted by servicer:            $318,667
Difference:                                $0



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-RMS1
Mortgage Data Through: July 31, 2005


                                        Trustee Remittance Date

                        25-Sep-05 25-August-05 25-July-05  25-June-05 25-May-05

Loans with Active Prepayment
Flags with Premiums Remitted(A)  52        31      47      17           26


Loans without Prepayment
Flags with Premiums Remitted      0         0      0            0       0

Total Loans with
Premiums Remitted (B)            52        31      47      17           26


Loans with
Active Prepayment Flags (C)      52        31      47      17           26

Loans without Prepayment
Flags with Premiums Remitted     0          0       0       0      0

Subtotal (D)                     52        31      47      17           26

Premiums Remitted for loans
with Active Prepayment Flags (A/C) 100.00% 93.94%  100.00%  100.00% 100.00%


Total Loans with Premiums
Remitted to the Subtotal (B/D)    100.00%  93.94% 100.00%   100.00% 100.00%

Total Paid-Off Loans (E)        72         54        67            29


Total Loans with Premiums Remitted
 to the Total Paid-Off Loans         72.22%  57.41% 70.15%   58.62% 83.87%


Copyright  2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for SASCO 2005-RMS1
Mortgage Data Through: July 31, 2005


                                                                 Total
Total Paid-Off Loans with Flags                                    54

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*     1

Loans that Contained a Clause Allowing Prepayment Premiums
to be Waived at the Time ofLiquidation*                            0

Loans that were Liquidated from REO Status*                        0

Loans with Discrepancies between the Data File and the Note*       0

Defaulted Liquidated Loans that Could Not Have Collected
Premiums because of the Acceleration of the Debt*                  0

Loans that were Liquidated Through Loss Mitigation Efforts*        1

Total Paid-Off Loans with Active Prepayment Flags (C)             52

Other Exceptions:
Paid-Off Loans that Did Not have Premiums
Collected because of State Statutes
                                                                   0

Paid-Off Loans with Active Prepayment
Flags that Have Not Remitted Premiums
                                                                   0
* These categories are mutually exclusive.


Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
 Mortgage Data Through: August 31, 2005

Murrayhill ST. Del.   Orig.  PPP    Exp.   Payoff   Premium   % of
ID             String  Date   Flag   Date   Balance  Remitted  Premium
                                                               to Payoff

6242689  C36990  11/19/2004  3  11/19/2007 $12,219  $0 0% Loss Mitigation
6240642  CCCCC0  8/6/2004    2  8/6/2006 $98,953    $2,316    2%
6240548  CCCCC0  8/13/2004   2  8/13/2006 $15,806   $158      1%
6240951  CCCCC0  9/10/2004   2  9/10/2006 $42,839   $430      1%
6241288  CCCCC0  9/28/2004   2  9/28/2006 $232,109   $6,174   3%
6241815  CCCCC0  10/5/2004   2  10/5/2006 $114,783   $6,887   6%
6241177  CCCC30  10/6/2004   2  10/6/2006 $246,670   $8,979   4%
6241424  CCCCC0  10/8/2004   2  10/8/2006 $152,897   $4,067   3%
6241516  CCCCC0  10/8/2004   2  10/8/2006 $229,474   $5,645   2%
6241752  CCCCC0  10/8/2004   2  10/8/2006 $271,081   $6,696   2%
6241819  CCCCC0  10/11/2004  2  10/11/2006 $415,640   $11,472 3%
6241739  CCCCC0  10/13/2004  2  10/13/2006 $137,509   $8,251  6%
6241945  CCCCC0  10/14/2004  2  10/14/2006 $232,233   $6,503  3%
6242280  CCCCC0  10/15/2004  2  10/15/2006 $194,175   $1,942  1%
6242158  CCCCC0  10/18/2004  2  10/18/2006 $185,883   $11,153 6%
6241799  CCCCC0  10/18/2004  2  10/18/2006 $186,500   $5,036  3%
6242108  CCCCC0  10/18/2004  2  10/18/2006 $192,326   $1,923  1%
6242608  CCCCC0  10/18/2004  2  10/18/2006 $227,514   $13,651 6%
6241715  CCCCC0  10/19/2004  2  10/19/2006 $168,664   $3,373  2%
6242323  CCCCC0  10/19/2004  2  10/19/2006 $282,169   $6,095  2%
6241356  CCCCC0  10/19/2004  2  10/19/2006 $294,066   $8,704  3%
6241632  CCCCC0  10/20/2004  2  10/20/2006 $295,435   $17,726 6%
6241954  CCCCC0  10/21/2004  2  10/21/2006 $69,632    $4,178  6%
6240736  CCCCC0  10/21/2004  2  10/21/2006 $158,571   $1,995  1%
6242498  CCCCC0  10/22/2004  2  10/22/2006 $318,393   $6,586  2%
6242434  CCCCC0  10/25/2004  2  10/25/2006 $124,793   $2,496  2%
6241808  CCCCC0  10/25/2004  2  10/25/2006 $156,591   $3,132  2%
6242284  CCCCC0  10/26/2004  2  10/26/2006 $208,000   $5,242  3%
6242574  CCCCC0  10/28/2004  2  10/28/2006 $201,558   $4,031  2%
6241890  CCCCC0  10/29/2004  2  10/29/2006 $99,194    $992    1%
6242447  CCCCC0  10/29/2004  2  10/29/2006 $157,250   $4,369  3%
6242551  CCCCC0  10/29/2004  2  10/29/2006 $194,533   $3,891  2%
6242239  CCCCC0  11/1/2004   2  11/1/2006 $170,756    $4,508  3%
6240565  CCCCC0  11/5/2004   2  11/5/2006 $118,775    $7,127  6%
6242669  CCCCC0  11/16/2004  2  11/16/2006 $242,919   $2,328  1%
6243126  CCCCC0  11/30/2004  2  11/30/2006 $126,844   $5,705  4%
6242965  CCCCC0  11/30/2004  2  11/30/2006 $239,200   $10,764 5%
6243205  CCCCC0  12/3/2004   2  12/3/2006 $110,332   $4,962   4%
6242944  CCCCC0  12/3/2004   2  12/3/2006 $300,000   $13,500  5%
6243299  CCCCC0  12/7/2004   2  12/7/2006 $160,799   $7,236   5%
6243247  CCCCC0  12/13/2004  2  12/13/2006 $42,214   $1,930   5%
6243246  CCCCC0  12/13/2004  2  12/13/2006 $171,173   $7,699  4%
6241079  CCCCC0  9/17/2004   3  9/17/2007 $75,783    $758     1%
6241157  CCCCC0  9/24/2004   3  9/24/2007 $75,891    $4,553   6%
6240514  CCCCC0  9/27/2004   3  9/27/2007 $152,809   $3,056   2%
6241567  CCCCC0  9/28/2004   3  9/28/2007 $361,735   $9,188   3%
6241051  CCCCC0  10/1/2004   3  10/1/2007 $272,014   $16,321  6%
6241908  CCCCC0  10/6/2004   3  10/6/2007 $147,448   $8,847   6%
6242461  CCCCC0  10/28/2004  3  10/28/2007 $162,000   $9,720  6%
6242966  CCCCC0  11/30/2004  5  11/30/2009 $59,638    $2,681  4%
6242717  CCCCC0  11/30/2004  5  11/30/2009 $110,372   $4,964  4%
6242760  CCCCC0  11/30/2004  5  11/30/2009 $201,484   $9,062  4%
6242720  CCCCC0  12/1/2004   5  12/1/2009 $214,955    $9,668  4%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics

SASCO 2005-RMS1 FICO Distribution by Status
Mortgage Data Through: August 31, 2005
FICO        Delinquency        Percentage
500        Current        0.002
500        Paid Off        0.003
510        Current        0.002
510        Paid Off        0.01
520        Current        0.002
520        Paid Off        0.003
530        Current        0.02
530        Delinquent        0.059
530        Paid Off        0.031
540        Current        0.022
540        Delinquent        0.047
540        Paid Off        0.027
550        Current        0.031
550        Delinquent        0.059
550        Paid Off        0.021
560        Current        0.032
560        Delinquent        0.059
560        Paid Off        0.031
570        Current        0.034
570        Delinquent        0.047
570        Paid Off        0.048
580        Current        0.04
580        Delinquent        0.024
580        Paid Off        0.065
590        Current        0.047
590        Delinquent        0.106
590        Paid Off        0.048
600        Current        0.06
600        Delinquent        0.071
600        Paid Off        0.065
610        Current        0.09
610        Delinquent        0.082
610        Paid Off        0.079
620        Current        0.083
620        Delinquent        0.047
620        Paid Off        0.086
630        Current        0.078
630        Delinquent        0.071
630        Paid Off        0.068
640        Current        0.066
640        Delinquent        0.035
640        Paid Off        0.062
650        Current        0.066
650        Delinquent        0.094
650        Paid Off        0.068
660        Current        0.057
660        Delinquent        0.012
660        Paid Off        0.041
670        Current        0.048
670        Delinquent        0.082
670        Paid Off        0.041
680        Current        0.041
680        Delinquent        0.024
680        Paid Off        0.041
690        Current        0.034
690        Delinquent        0.012
690        Paid Off        0.051
700        Current        0.027
700        Delinquent        0.024
700        Paid Off        0.017
710        Current        0.029
710        Paid Off        0.014
720        Current        0.023
720        Delinquent        0.012
720        Paid Off        0.01
730        Current        0.017
730        Paid Off        0.003
740        Current        0.011
740        Paid Off        0.038
750        Current        0.012
750        Paid Off        0.007
760        Current        0.009
760        Delinquent        0.012
760        Paid Off        0.014
770        Current        0.005
770        Delinquent        0.024
770        Paid Off        0.007
780        Current        0.006
790        Current        0.004
800        Current        0.002
810        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,477        634        56.104
Delinquent        85        613        55.414
Paid Off        292        627        56.345
Total:        2,854

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Loan-to-Value Distribution by Status
Mortgage Data Through: August 31, 2005
LTV        Delinquency        Percentage
0.1        Paid Off        0.003
0.1        Current        0.003
0.2        Current        0.142
0.2        Delinquent        0.129
0.2        Paid Off        0.13
0.3        Current        0.003
0.4        Paid Off        0.014
0.4        Current        0.007
0.5        Delinquent        0.024
0.5        Current        0.013
0.5        Paid Off        0.021
0.6        Current        0.027
0.6        Paid Off        0.041
0.6        Delinquent        0.035
0.7        Paid Off        0.13
0.7        Current        0.067
0.7        Delinquent        0.082
0.8        Paid Off        0.281
0.8        Delinquent        0.294
0.8        Current        0.318
0.9        Paid Off        0.312
0.9        Delinquent        0.318
0.9        Current        0.275
1        Delinquent        0.118
1        Current        0.145
1        Paid Off        0.068

Status        # of Loans        Average        Std. Deviation
Current        2,477        0.057        0.139
Delinquent        85        0.051        0.132
Paid Off        292        0.052        0.132
Total:        2,854

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Balance Distribution by Status
Mortgage Data Through: August 31, 2005
Balance        Delinquency        Percentage
10000        Current        0.002
20000        Current        0.033
20000        Delinquent        0.035
30000        Current        0.046
30000        Delinquent        0.035
40000        Current        0.035
40000        Delinquent        0.035
50000        Current        0.044
50000        Delinquent        0.141
60000        Current        0.045
60000        Delinquent        0.047
70000        Current        0.05
70000        Delinquent        0.047
80000        Current        0.05
80000        Delinquent        0.071
90000        Current        0.05
90000        Delinquent        0.059
100000        Current        0.053
100000        Delinquent        0.059
110000        Current        0.06
110000        Delinquent        0.071
120000        Current        0.044
120000        Delinquent        0.071
130000        Current        0.049
130000        Delinquent        0.024
140000        Current        0.045
150000        Current        0.036
150000        Delinquent        0.047
160000        Current        0.036
170000        Current        0.035
170000        Delinquent        0.024
180000        Current        0.027
180000        Delinquent        0.035
190000        Current        0.025
190000        Delinquent        0.024
200000        Current        0.023
210000        Current        0.026
210000        Delinquent        0.024
220000        Current        0.025
220000        Delinquent        0.012
230000        Current        0.015
230000        Delinquent        0.024
240000        Current        0.012
250000        Current        0.012
250000        Delinquent        0.024
260000        Current        0.016
270000        Current        0.01
270000        Delinquent        0.012
280000        Current        0.01
280000        Delinquent        0.012
290000        Current        0.012
290000        Delinquent        0.012
300000        Current        0.009
300000        Delinquent        0.012
310000        Current        0.004
320000        Current        0.007
330000        Current        0.004
340000        Current        0.005
350000        Current        0.006
350000        Delinquent        0.012
360000        Current        0.005
370000        Current        0.003
380000        Current        0.005
380000        Delinquent        0.012
390000        Current        0.005
390000        Delinquent        0.012
400000        Current        0.006
400000        Delinquent        0.012
410000        Current        0.002
420000        Current        0.002
430000        Current        0.004
440000        Current        0.002
450000        Current        0.002
460000        Current        0
470000        Current        0
480000        Current        0
490000        Current        0.002
500000        Current        0.001
530000        Current        0
550000        Current        0
560000        Current        0
590000        Current        0
650000        Current        0
690000        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,477        142,867.18        94,416.54
Delinquent        85        124,100.97        89,014.25
Total:        2,562

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Mortgage Term Distribution by Status
Mortgage Data Through: August 31, 2005
Mortgage Term        Delinquency        Percentage
120        Current        0.001
180        Current        0.072
180        Delinquent        0.094
180        Paid Off        0.055
240        Paid Off        0.021
240        Current        0.038
300        Current        0.001
360        Current        0.888
360        Paid Off        0.925
360        Delinquent        0.906

# of Loans        Other        120        180        240        300        360
2,854        0        2        203        101        2        2,546

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Mortgage Type Distribution by Status
Mortgage Data Through: August 31, 2005
Mortgage Type        Delinquency        Percentage
Investment Home        Current        0.027
Investment Home        Delinquent        0.024
Investment Home        Paid Off        0.031
Primary Home        Current        0.973
Primary Home        Delinquent        0.976
Primary Home        Paid Off        0.966
Second Home        Paid Off        0.003

Mortgage Type        Loan Count        Total Balance        Avg. Balance
Std. Deviation
ARM        2,152        314,395,475.60        146,094.55        99,963.84
Fixed        702        50,035,108.82        71,275.08        71,790.61
Total:        2,854        364,430,584.42

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Mortgage Purpose Distribution
Mortgage Data Through: August 31, 2005


Origination Statistics        Current Loans


Purpose        Number        Percentage        Purpose        Number
Percentage
Cash-out refinance         1,395        48.9%        Cash-out refinance
1,201        48.5%
Purchase        1,302        45.6%        Purchase        1,144        46.2%

Rate/term refinance         157        5.5%        Rate/term refinance
132        5.3%
Home Improvement         0        0.0%        Home Improvement         0
0.0%
Other        0        0.0%        Other        0        0.0%

Total        2,854        100%        Total        2,477        100%


Delinquent Loans        Paid Off Loans


Purpose        Number        Percentage        Purpose        Number
Percentage

Cash-out refinance         35        41.2%        Cash-out refinance         159
       54.5%
Purchase        44        51.8%        Purchase        114        39.0%

Rate/term refinance         6        7.1%        Rate/term refinance         19
      6.5%
Home Improvement         0        0.0%        Home Improvement         0
0.0%
Other        0        0.0%        Other        0        0.0%

Total        85        100%        Total        292        100%


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Ownership Distribution by Status
Mortgage Data Through: August 31, 2005
Ownership Type        Delinquency        Percentage
Investment Home        Current        0.027
Investment Home        Delinquent        0.024
Investment Home        Paid Off        0.031
Primary Home        Current        0.973
Primary Home        Delinquent        0.976
Primary Home        Paid Off        0.966
Second Home        Paid Off        0.003

Title        # of Loans
Investment Home        78
Primary Home        2,775
Second Home        1
Total:        2,854

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Delinquent Count Over Time
Mortgage Data Through: August 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        18        1        0        1        0
4/30/2005        29        6        1        1        0
5/31/2005        36        12        3        3        0
6/30/2005        28        16        4        13        0
7/31/2005        39        8        6        21        1
8/31/2005        40        15        5        23        2


Copyright 2005, The Murrayhill Company. All rights reserved.
SASCO 2005-RMS1 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        1629352        415000        0        246785        0
4/30/2005        3953907.71        459929        403363        246785        0
5/31/2005        3725642.49        1166417.13        507363        513309
0
6/30/2005        3350290.7        1187975.48        108310.11        2254725.16
      0
7/31/2005        5483140.33        762006.87        263941.39        2420008.74
      251494
8/31/2005        5739974.66        1579772.91        225745.94        2504809.9
       498279

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-RMS1 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2005
Date        Distribution Date        CPR        3-Month MA        6-Month MA
   12-Month MA
8/31/2005        9/25/2005        31.98%        28.06%
7/31/2005        8/25/2005        24.18%        21.46%
6/30/2005        7/25/2005        27.82%        18.98%
5/31/2005        6/25/2005        11.47%
4/30/2005        5/25/2005        16.79%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Historical SDA Performance
Mortgage Data Through: August 31, 2005
Weighted        Monthly
Date        Average Age        Default Amt        Default Rate        CDR (F-R)
      SDA Curve        SDA %
31-Aug-05        9.73        $246,785        0.06%        0.72%        0.19%
   369%
31-Jul-05        8.73        $251,494        0.06%        0.72%        0.17%
   411%
30-Jun-05        7.72        $0        0.00%        0.00%        0.15%        0%
31-May-05        6.73        $0        0.00%        0.00%        0.13%        0%
30-Apr-05        5.73        $0        0.00%        0.00%        0.11%        0%
31-Mar-05        4.73        $0        0.00%        0.00%        0.09%        0%

Averages:        7.23        $83,047        0.02%        0.24%        0.14%
  130%


Copyright 2005, The Murrayhill Company. All rights reserved.